FOR IMMEDIATE RELEASE

CONTACTS:     James G. Rakes, Chairman, President & CEO   (540) 951-6236
              J. Robert Buchanan, Treasurer               (276) 979-0341



                            NATIONAL BANKSHARES, INC.
                   ANNOUNCES EXCELLENT THIRD QUARTER EARNINGS


BLACKSBURG, VA, October 17, 2003: National Bankshares, Inc. (Nasdaq SmallCap
Market: NKSH) announced today that the Company posted record year-to-date net income of more than $8.34 million on September 30, 2003. Net income is 13.32% above the year-to-date total at the end of the third quarter one year ago. Total assets at September 30, 2003 were nearly $699.57 million, down slightly from the $707.38 reported at June 30, but 4.78% higher than last year at this time. These results translate to a return on average assets of 1.60% and a return on average equity of 14.55%.

National Bankshares had net loans at quarter end of $407.03 million, a slight decline from the $410.39 million on September 30 in 2002. The ratio of non-performing loans to total loans on September 30 was a low 0.05%, and the allowance for loan losses to total loans was at 1.33%.

James G. Rakes, the Chairman, President & CEO of National Bankshares, Inc., said, "This year's solid earnings have come as a result of maintaining a good net interest margin while keeping increases in non-interest expense at reasonable levels. Our community bankers have been challenged to keep the net interest margin and loan quality in mind in a very competitive loan market, and they have been successful in meeting that challenge."

National Bankshares, Inc. is the parent company of The National Bank, founded in Blacksburg, Virginia in 1891, and Bank of Tazewell County, headquartered in Tazewell, Virginia since 1889. Together the two community banks operate 24 offices throughout Southwest Virginia. The Company also owns a non-bank financial services subsidiary which does business in the same market as National Bankshares Investment Services and National Bankshares Insurance Services. National Bankshares, Inc. stock is traded on the Nasdaq Stock Market under the symbol "NKSH". Additional information is available at www.nationalbankshares.com.

                           (unaudited tables follow)

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

National Bankshares, Inc. And Subsidiaries

(000's), except ratios and       Three months   Three months
percent data                       ending          ending                Year-to-date   Year-to-date
                                  September       September              September 30,  September 30,
                                   30, 2003        30, 2002      Change      2003           2002       Change
Selected Consolidated Data:
-------------------------------------------------------------------------------------------------------------
Interest income                     $10,262         10,760       -4.63%     $31,134       $31,999      -2.70%
-------------------------------------------------------------------------------------------------------------
Interest expense                      2,840          3,783      -24.93%       9,574        12,009     -20.28%
-------------------------------------------------------------------------------------------------------------
Net interest income                   7,422          6,977        6.38%      21,560        19,990       7.85%
-------------------------------------------------------------------------------------------------------------
Provision for loan losses               435            519      -16.18%       1,277         1,711     -25.37%
-------------------------------------------------------------------------------------------------------------
Noninterest income                    1,522          1,482        2.70%       4,395         4,397      -0.05%
-------------------------------------------------------------------------------------------------------------
Noninterest expense                   4,704          4,380        7.40%      13,840        13,117       5.51%
-------------------------------------------------------------------------------------------------------------
Income taxes                            894            848        5.42%       2,494         2,196      13.57%
-------------------------------------------------------------------------------------------------------------
Net income                           $2,911          2,712        7.34%      $8,344         7,363      13.32%
-------------------------------------------------------------------------------------------------------------
Basic net income per share            $0.83           0.78        $0.05       $2.38          2.10       $0.28
-------------------------------------------------------------------------------------------------------------
Fully diluted net income per
  share                                 ---            ---          ---         ---           ---         ---
-------------------------------------------------------------------------------------------------------------
Dividends per share                     ---            ---          ---         ---           ---         ---
-------------------------------------------------------------------------------------------------------------
Dividend payout ratio                   ---            ---          ---         ---           ---         ---
-------------------------------------------------------------------------------------------------------------
Book value per share                    ---            ---          ---      $22.56         20.80       $1.76
-------------------------------------------------------------------------------------------------------------


Balance sheet at period-end:
-------------------------------------------------------------------------------------------------------------
Loans, net                              ---            ---          ---    $407,027       410,388      -0.82%
-------------------------------------------------------------------------------------------------------------
Total securities                        ---            ---          ---     232,527       196,139      18.55%
-------------------------------------------------------------------------------------------------------------
Total deposits                          ---            ---          ---     617,770       591,578       4.43%
-------------------------------------------------------------------------------------------------------------
Other borrowings                        ---            ---          ---          92           587     -84.33%
-------------------------------------------------------------------------------------------------------------
Stockholders' equity                    ---            ---          ---      79,268        73,012       8.57%
-------------------------------------------------------------------------------------------------------------
Total Assets                            ---            ---          ---     699,565       667,646       4.78%
-------------------------------------------------------------------------------------------------------------


Daily averages:
-------------------------------------------------------------------------------------------------------------
Loans,net                          $409,307        409,413       -0.03%    $405,903       404,668       0.31%
-------------------------------------------------------------------------------------------------------------
Total securities                    228,794        186,411       22.74%     226,692       186,746      21.39%
-------------------------------------------------------------------------------------------------------------
Total deposits                      616,574        583,937        5.59%     615,958       575,880       6.96%
-------------------------------------------------------------------------------------------------------------
Other borrowings                        181            312      -41.99%         195           297     -34.34%
-------------------------------------------------------------------------------------------------------------
Stockholders' equity                 78,143         71,104        9.90%      76,648        68,817      11.38%
-------------------------------------------------------------------------------------------------------------
Interest-earning assets             665,040        624,619        6.47%     659,963       613,747       7.53%
-------------------------------------------------------------------------------------------------------------
Interest-bearing liabilities        532,100        509,026        4.53%     537,631       502,712       6.95%
-------------------------------------------------------------------------------------------------------------
Total Assets                        697,216        657,504        6.04%     695,291       647,301       7.41%
-------------------------------------------------------------------------------------------------------------


Financial ratios: Note (1)
-------------------------------------------------------------------------------------------------------------
Return on average assets              1.66%          1.65%         0.01       1.60%         1.52%        0.08
-------------------------------------------------------------------------------------------------------------
Return on average equity             14.78%         15.30%        -0.52      14.55%        14.31%        0.24
-------------------------------------------------------------------------------------------------------------
Net interest margin                     ---            ---          ---       4.83%         4.76%        0.07
-------------------------------------------------------------------------------------------------------------
Efficiency ratio                        ---            ---          ---      49.04%        50.01%       -0.97
-------------------------------------------------------------------------------------------------------------
Average equity to average
   assets                            11.21%         10.81%         0.39      11.02%        10.63%        0.39
-------------------------------------------------------------------------------------------------------------
 Note (1)  Ratio change measured in bp

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Allowance for loan losses:
-------------------------------------------------------------------------------------------------------------
Beginning balance                    $5,493         $4,843       13.42%      $5,092        $4,272      19.19%
-------------------------------------------------------------------------------------------------------------
Provision for losses                    435            519      -16.18%       1,277         1,711     -25.37%
-------------------------------------------------------------------------------------------------------------
Charge-offs                            -457           -369       23.85%      -1,059         -1067      -0.75%
-------------------------------------------------------------------------------------------------------------
Recoveries                               31             16       93.75%         192            93     106.45%
-------------------------------------------------------------------------------------------------------------
Ending balance                       $5,502         $5,009        9.84%      $5,502        $5,009       9.84%
-------------------------------------------------------------------------------------------------------------


Nonperforming assets:
-------------------------------------------------------------------------------------------------------------
Nonaccrual loans                        ---            ---          ---        $190          $368     -48.37%
-------------------------------------------------------------------------------------------------------------
Restructured loans                      ---            ---          ---         ---           ---         ---
-------------------------------------------------------------------------------------------------------------
Total nonperforming loans               ---            ---          ---         190           368     -48.37%
-------------------------------------------------------------------------------------------------------------
Other real estate owned                 ---            ---          ---         940           269     249.44%
-------------------------------------------------------------------------------------------------------------
Total nonperforming assets              ---            ---          ---      $1,130          $637      77.39%
-------------------------------------------------------------------------------------------------------------


Asset quality ratios: Note
(2)
-------------------------------------------------------------------------------------------------------------
Nonperforming loans to total
  loans                                 ---            ---          ---       0.05%         0.09%       -0.04
-------------------------------------------------------------------------------------------------------------
Allowance for loan losses to
  total loans                           ---            ---          ---       1.33%         1.21%        0.12
-------------------------------------------------------------------------------------------------------------
Allowance for loan losses
  to nonperforming loans                ---            ---          ---    2895.79%      1361.14%     1534.65
-------------------------------------------------------------------------------------------------------------
Note (2)  Ratio change measured in bp


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